UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2023

Granite Ridge Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41537	88-2227812
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5217 McKinney Avenue, Suite 400 Dallas, Texas	75205
(Address of principal executive offices)	(Zip Code)

(214) 396-2850

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	GRNT	New York Stock Exchange
Warrants to purchase Common Stock, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	GRNT WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 3, 2023, the audit committee (the “Audit Committee”) of the Board of Directors of Granite Ridge Resources, Inc. (the “Company”) concluded, after discussion with the Company’s management and Company’s independent registered public accounting firm, that the unaudited condensed combined financial statements of the Company’s Predecessor (as defined below) as of September 30, 2022 and for the three and nine months ended September 30, 2022 (collectively, the “Subject Periods”) included in the Company’s Quarterly Report on Form 10-Q (the “Form 10-Q”) filed with the Securities and Exchange Commission (the “SEC”) on November 14, 2022 for the Subject Periods, should no longer be relied upon. The Form 10-Q presented the financial statements of Grey Rock Energy Fund III-A, LP, Grey Rock Energy Fund III-B Holdings, LP, Grey Rock Energy Fund III-B, LP, Grey Rock Preferred Limited Partner III, LP (collectively, the “Predecessor”). The Predecessor was determined to be the accounting acquirer and predecessor in connection with the Company’s business combination that closed October 24, 2022 pursuant to a business combination agreement dated May 16, 2022 among the Company, Executive Network Partnering Corporation, the Predecessor, certain other funds associated with Grey Rock Energy Management, LLC, and certain other parties thereto, which business combination was accounted for as a reverse recapitalization. Similarly, any previously issued or filed reports, press releases, earnings releases, and investor presentations or other communications describing the Company’s unaudited condensed combined financial statements and other related financial information covering the Subject Periods should no longer be relied upon.

The Company discovered errors in the depletion calculation and that certain acquisitions, initially classified as acquisitions of proved oil and natural gas properties, should have been classified as unproved oil and natural gas properties which overstated depletion expense for the three and nine months ended September 30, 2022. Depletion expense for the Predecessor was overstated by $14.1 million for the three and nine months ended September 30, 2022. The error does not impact the Company’s current or historical reported revenue, liquidity, cash and cash equivalents or cash flows from (used in) operating, investing or financing activities.

The Company intends to restate the unaudited condensed combined financial statements for the Subject Periods as soon as practicable by filing an amended Quarterly Report on Form 10-Q for the Subject Periods. Accordingly, investors and others should rely only on financial information and other disclosures regarding the Subject Periods once the Company restates its unaudited condensed combined financial statements for the Subject Periods.

The above referenced misstatements are preliminary, unaudited and subject to further change in connection with the completion of the amended Quarterly Report on Form 10-Q/A for the Subject Periods to be filed with the SEC.

The Audit Committee and management have discussed the matters disclosed in this Current Report on Form 8-K with the Company’s independent registered public accounting firm, FORVIS, LLP.

In connection with the restatements discussed above, the Company’s management reevaluated its disclosure controls and procedures as of September 30, 2022, and concluded they were not effective because of a material weaknesses in its internal control over financial reporting that existed as of September 30, 2022. Management is developing a remediation plan for the material weaknesses.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. The Company advises caution in reliance on forward-looking statements. Forward-looking statements include, without limitation, the Company’s plans and expectations related to the restatement of the unaudited condensed combined financial statements as of and for the Subject Periods. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those implied by forward-looking statements, including the outcome of the Company’s evaluation of its accounting with respect to previously issued financial statements, including the possibility of material adjustments thereto; the discovery of additional and unanticipated information during the procedures required to be completed before the Company is able to file its required reports; the application of accounting or tax principles in an unanticipated manner; the ability to identify and remediate material weaknesses in its internal control over financial reporting and disclosure controls and procedures; and the timing of the filing of the amended Quarterly Report on Form 10-Q/A for the period ended September 30, 2022. See also additional risk factors set forth in or incorporated by reference into the Company’s periodic filings with the SEC, including, but not limited to, those risks and uncertainties incorporated by reference in the section entitled “Risk Factors,” in the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 14, 2022. All forward-looking statements in this Current Report on Form 8-K are based on information available to the Company as of the date of this filing. The Company expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE RIDGE RESOURCES, INC.

Date: March 6, 2023	By:	/s/ Luke C. Brandenberg
		Name:	Luke C. Brandenberg
		Title:	President and Chief Executive Officer